United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2015

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue

New York, New York 10016

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 20, 2015, New York Mortgage Trust, Inc. (the “Company”) entered into separate equity distribution agreements (collectively, the “Equity Distribution Agreements”) with each of JMP Securities LLC and MLV & Co. LLC (each an “Agent” and collectively, the “Agents”), pursuant to which the Company may sell up to $75,000,000 of aggregate value of (i) shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (ii) shares of the Company’s 7.75% Series B Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series B Preferred Stock” and, together with the Common Stock, the “Offered Securities”), from time to time through the Agents.

Pursuant to the Equity Distribution Agreements, the Offered Securities may be offered and sold through the Agents in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NASDAQ Global Select Market or sales made to or through a market maker other than on an exchange or, subject to the terms of a written notice from the Company, in negotiated transactions. Under the terms of the Equity Distribution Agreements, the Company may also sell Offered Securities to any of the Agents as principal for its own account at a price agreed upon at the time of sale. If the Company sells Offered Securities to an Agent as principal, the Company will enter into a separate terms agreement with the applicable Agent. Under each Equity Distribution Agreement, the applicable Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Offered Securities sold through such Agent from time to time pursuant to the terms of the applicable Equity Distribution Agreement. The Company has no obligation to sell any of the Offered Securities under the Equity Distribution Agreements and may at any time suspend solicitations and offers under the Equity Distribution Agreements.

The Offered Securities will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-198177). The Company filed a prospectus supplement, dated March 20, 2015, to the prospectus, dated August 15, 2014 with the Securities and Exchange Commission (“SEC”) in connection with the offer and sale of the Offered Securities.

From time to time, in the ordinary course of business, each of the Agents and its affiliates have provided, and in the future may continue to provide, investment banking services to the Company and have received fees for the rendering of such services. In addition, each of the Agents currently provides, and in the future may continue to provide, similar or other banking and financial services to the Company.

The Equity Distribution Agreements are attached hereto as Exhibits 1.1 and 1.2, and incorporated herein by reference. The foregoing description of the Equity Distribution Agreements is not complete and is qualified in its entirety by reference to the Equity Distribution Agreements filed herewith as an exhibit this the Current Report on Form 8-K.

In connection with the filing of the Equity Distribution Agreement, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K, the opinions of its Maryland counsel and special tax counsel, Venable LLP and Hunton & Williams LLP, respectively.

Item 1.02	Termination of a Material Definitive Agreement.

On March 20, 2015, in connection with the Company’s execution of the Equity Distribution Agreements described in Item 1.01 above, the Company delivered to JMP Secuirties LLC (“JMP”) notice of termination of the Equity Distribution Agreement dated June 11, 2012, by and among the Company and JMP (the “Prior Distribution Agreement”), which termination will become effective March 23, 2015.

Pursuant to the Prior Distribution Agreement, among other things, the Company, from time to time, could offer and sell up to $25,000,000 of shares of the Company’s common stock in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, with JMP acting as the Company’s agent. Under the Prior Distribution Agreement, JMP was entitled to compensation of 2.0% of the gross proceeds from the sale of the shares sold through it pursuant to the terms of the Prior Distribution Agreement.

The Company has sold a total of 2,153,989 shares of its common stock at an average price of $7.63 per share pursuant to the Prior Distribution Agreement, resulting in net proceeds to the Company of approximately $16.1 million, since the inception of the program in 2012.

The Company will not incur any termination penalties as a result of such termination.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2015, the Company filed Articles Supplementary (the “2015 Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland to classify and designate 2,550,000 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as shares of Series B Preferred Stock, with the powers, designations, preferences and other rights as set forth in the Articles Supplementary filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A, filed with the SEC on May 31, 2013 (the “2013 Articles Supplementary”). The 2015 Articles Supplementary became effective upon filing on March 20, 2015, and upon such effectiveness, the Company was authorized to issue an aggregate of 6,000,000 shares of Series B Preferred Stock.

A copy of the 2015 Articles Supplementary is filed as Exhibit 3.1 to this Report, and the information in the 2013 Articles Supplementary is incorporated into this Item 5.03 by reference. The description of the terms of the 2015 Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 and the 2013 Articles Supplementary.

Item 8.01.	Other Events.

Since December 31, 2014 to the date of this Current Report on Form 8-K, the Company has issued 1,326,676 shares of its common stock at an average price of $7.89 per share under the Prior Distribution Agreement, resulting in net proceeds to the Company of approximately $10.3 million.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1†	Equity Distribution Agreement, dated March 20, 2015, by and between the Company and JMP Securities LLC.
1.2†	Equity Distribution Agreement, dated March 20, 2015, by and between the Company and MLV & Co. LLC.
3.1†	Articles Supplementary classifying and designating 2,550,000 additional shares of Series B Preferred Stock.
3.2	Articles Supplementary designating 7.75% Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form 8-A, filed on May 31, 2013).
5.1†	Opinion of Venable LLP, dated March 20, 2015, regarding the legality of the Shares.
8.1†	Opinion of Hunton & Williams LLP, dated March 20, 2015, regarding tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

_________________________

†     Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: March 20, 2015	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer and President

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